Exhibit 32.1
CERTIFICATION OF PERIODIC REPORT
I, Blake D. Moret, President and Chief Executive Officer of Rockwell Automation, Inc. (the “Company”) certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:
(1) the Annual Report on Form 10-K of the Company for the year ended September 30, 2020 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and
(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: November 10, 2020

/s/ BLAKE D. MORET
Blake D. Moret President and Chief Executive Officer